UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2025

Magnolia Oil & Gas Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300 Houston, Texas 77046
(Address of principal executive offices, including zip code)

(713) 842-9050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)Magnolia Oil & Gas Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 7, 2025.

(b)The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, votes withheld or cast against, abstentions and broker non-votes for each proposal is set forth below:

1.  Each of the eight (8) nominees for director was elected to serve a one (1) year term, commencing on the date of the Annual Meeting. The final voting results were as follows:

Nominees	For	Withheld	Broker Non-Votes
Christopher G. Stavros	182,862,187	597,163	4,177,290
Dan F. Smith	182,383,839	1,075,511	4,177,290
Arcilia C. Acosta	177,848,856	5,610,494	4,177,290
Edward P. Djerejian	178,796,417	4,662,933	4,177,290
David M. Khani	182,803,600	655,750	4,177,290
James R. Larson	179,461,551	3,997,799	4,177,290
R. Lewis Ropp	182,804,025	655,325	4,177,290
Shandell M. Szabo	182,859,231	600,119	4,177,290

2.  The stockholders approved an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers for 2024 (the “say-on-pay vote”). The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
180,003,042	3,308,275	148,033	4,177,290

3.  On the advisory, non-binding resolution regarding the frequency with which the Company will hold future say-on-pay votes, a majority of the votes cast by stockholders approved that such future say-on-pay votes should occur on an annual basis every one year. The final voting results were as follows:

1 Year	2 Years	3 Years	Abstentions
182,791,600	9,079	529,504	129,167

Based on these voting results and consistent with the recommendation of the Company’s board of directors (the “Board”) set forth in the proxy statement for the Annual Meeting, on May 7, 2025, the Board determined that future say-on-pay votes will occur on an annual basis every one year, beginning with the Company’s 2026 Annual Meeting of Stockholders, until the next say-on-pay frequency proposal is submitted to the Company’s stockholders or the Board otherwise determines that a different frequency for say-on-pay votes is in the best interest of the Company.

4.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
185,679,347	1,839,206	118,087	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: May 9, 2025	By: /s/ Timothy D. Yang
Name: Timothy D. Yang
Title: Executive Vice President, General Counsel, Corporate Secretary and Land

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